VALENCE REPORTS FY2004 SECOND QUARTER RESULTS


AUSTIN, TX, NOVEMBER 13, 2003 -- Valence Technology, Inc. (NASDAQ: VLNC), a leader in the development and commercialization of Saphion(R) technology, a safer Lithium-ion rechargeable battery technology, today reported results for the three month period ended September 30, 2003.

Highlights for the second quarter of fiscal 2004 include the following:

     o Total revenue increased 43.8 percent from the previous quarter, while N-Charge system sales increased by more than 100 percent.

     o The N-ChargeTM Power System customer base continued to grow among key distribution channels, retailers and tier one companies.

     o Heightened interest, testing and evaluation continued with Saphion(R) Lithium-ion technology and the K-ChargeTM Power System in a variety of industrial and commercial sectors, where a wide range of applications exist for improved power storage solutions in larger formats.

"As the N-Charge system continues to validate the benefits of our Saphion technology in the consumer sector, behind the scenes we are building an extensive and high profile sales funnel for large format applications in a marketplace with great economic potential," stated Stephan Godevais, chairman and chief executive officer of Valence Technology, Inc. "With the availability of our cylindrical cells, we expect accelerated growth in a wide variety of industry segments for our small and large format products in the quarters ahead."

FINANCIAL RESULTS

During the second quarter of fiscal 2004, Valence reported revenue of $2.3 million, up more than 800 percent versus revenue of $260,000 for the same period a year ago and up 43.8 percent from revenue of $1.6 million reported in the first quarter of fiscal 2004. The company reported a net loss during the second fiscal quarter of $25.8 million or $0.36 per share, which included one-time charges of $16.7 million or $0.23 per share related to the transfer of company manufacturing facilities from Northern Ireland to China, versus a net loss of $9.7 million or $0.19 per share during the second quarter of fiscal 2003.

ABOUT VALENCE TECHNOLOGY, INC.

Valence is a leader in the development and commercialization of Saphion(R) technology, a safer Lithium-ion rechargeable battery technology. Valence holds an extensive, worldwide portfolio of issued and pending patents relating to its Saphion(R) technology and Lithium-ion rechargeable batteries. The company has facilities in Austin, Texas, Henderson, Nevada and Mallusk, Northern Ireland. Valence is traded on the NASDAQ SmallCap Market under the symbol VLNC and can be found on the Internet at WWW.VALENCE.COM.



FORWARD-LOOKING STATEMENT

The information contained herein includes "forward-looking statements." The company cautions readers not to put undue reliance on forward-looking statements. Such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and actual results may differ materially from those described herein, for the reasons, among others, discussed in our reports filed with the Securities and Exchange Commission.



MEDIA CONTACT                           INVESTOR CONTACT

Blanc and Otus Public Relations         Valence Technology, Inc.
Sue Ellen M. Schaming                   Mike Russell
sschaming@blancandotus.com              michael.russell@valence.com
-------------------------------         ---------------------------------
(415) 856-5129                          (512) 527-2921


                                     # # #

                    VALENCE TECHNOLOGY, INC. AND SUBSIDIARIES
                      CONDENSED CONSOLIDATED BALANCE SHEETS
               (in thousands, except share and per share amounts)
                                   (unaudited)

                                                                  September 30, 2003          March 31, 2003
                                                                ---------------------        ----------------
ASSETS
Current assets:
     Cash and cash equivalents                                 $               6,055       $           6,616
     Trade receivables, net of allowance of $130
       as of September 30, 2003 and March 31, 2003                             1,162                   1,218
     Inventory                                                                 3,616                   2,757
     Prepaid and other current assets                                            993                   1,495
                                                               ----------------------      ------------------
          Total current assets                                                11,826                  12,086

Property, plant and equipment, net                                             8,939                  14,279
Intellectual property, net                                                       571                   9,789
                                                               ----------------------      ------------------
Total assets                                                   $              21,336       $          36,154
                                                               ======================      ==================

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
Current liabilities:
     Current portion of long-term debt                         $                 859       $             810
     Accounts payable                                                          2,456                   3,511
     Accrued expenses                                                          2,155                   2,013
 Deferred revenue                                                              1,477                      14
     Grant payable - short term                                                1,815                   1,715
                                                                ---------------------        ----------------
Total current liabilities                                                      8,762                   8,063

Grant payable - long term                                                      3,144
Long-term interest                                                             8,232                   6,744
Long-term debt, less current portion                                           5,479                   5,623
Long-term debt to stockholder                                                 33,596                  33,242
                                                               ----------------------      ------------------
Total liabilities                                                             59,213                  53,672
                                                               ----------------------      ------------------
Commitments and contingencies

Redeemable convertible preferred stock, $0.001 par value,
authorized, issued, and outstanding 1,000 shares at
September 30, 2003, liquidation value $10,000,000                              8,690                       -
                                                               ----------------------      ------------------

Stockholders' equity (deficit):
Common stock, $0.001 par value, authorized:  100,000,000 shares, issued and outstanding:  73,305,679 and 71,722,794 shares
      at September 30, 2003 and March 31, 2003, respectively                      73                      72
Additional paid-in capital                                                   372,718                 366,518
Deferred compensation                                                           (162)                   (181)
Notes receivable from stockholder                                             (5,023)                 (5,161)
Accumulated deficit                                                         (410,005)               (374,604)
Accumulated other comprehensive loss                                          (4,168)                 (4,162)
                                                               ----------------------      ------------------
Total stockholders' equity (deficit)                                         (46,567)                (17,518)
                                                               ----------------------      ------------------

Total liabililities, preferred stock and stockholders'
equity (deficit)                                               $               21,336       $          36,154
                                                               ======================      ==================

                    VALENCE TECHNOLOGY, INC. AND SUBSIDIARIES
     CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS
                    (in thousands, except per share amounts)
                                   (unaudited)

                                   Three Months Ended September 30,       Six Months Ended September 30,
                                   ----------------------------------   ---------------------------------
                                         2003               2002              2003              2002
                                   ---------------    ---------------   ---------------   ---------------
Revenue:
Licensing and royalty revenue      $           69     $            7    $          625    $            8
Battery and system sales                    2,276                253             3,351               761
                                   ---------------    ---------------   ---------------   ---------------
Total revenues                              2,345                260             3,976               769

Cost of sales:                              4,080              2,713             7,898             5,235
                                   ---------------    ---------------   ---------------   ---------------
Gross profit (loss)                        (1,735)            (2,453)           (3,922)           (4,466)

Operating expenses:
Research and product development            1,835              2,285             3,891             5,083
Marketing                                   1,298                569             2,256             1,352
General and administrative                  2,673              2,730             5,141             5,143
Depreciation and amortization                 770                652             1,558             1,297
Contract settlement charge                  3,046                                3,046
Asset impairment charge                    13,660                  -            13,660                 -
                                   ---------------    ---------------   ---------------   ---------------
Total costs and expenses                   23,282              6,236            29,552            12,875
                                   ---------------    ---------------   ---------------   ---------------
Operating loss                            (25,017)            (8,689)          (33,474)          (17,341)

Interest and other income                      85                 81               165               197
Interest expense                             (913)            (1,005)           (2,025)           (2,128)
                                   ---------------    ---------------   ---------------   ---------------

Net loss                                  (25,845)            (9,613)          (35,334)          (19,272)

Dividends on preferred stock                   50                                   66
Preferred stock accretion                     207                                  207
                                   ---------------    ---------------   ---------------   ---------------
Net loss available to
common stockholders                 $     (26,102)     $      (9,613)    $     (35,607)    $     (19,272)
                                   ===============    ===============   ===============   ===============
Other comprehensive loss:
Net loss                            $     (25,845)     $      (9,613)    $     (35,334)    $     (19,272)
Change in foreign currency
translation adjustments                       (51)              (164)               (6)             (104)
                                   ---------------    ---------------   ---------------   ---------------
Comprehensive loss                  $     (25,896)     $      (9,777)    $     (35,340)    $     (19,376)
                                   ===============    ===============   ===============   ===============

Net loss per share available
to common stockholders              $       (0.36)     $       (0.19)    $       (0.50)    $       (0.37)
                                   ===============    ===============   ===============   ===============
Shares used in computing net
loss per share available
to common stockholders,
basic and diluted                          71,761             51,797            71,745            51,643
                                   ===============    ===============   ===============   ===============